Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1997 in Post-Effective Amendment No. 3 to the Registration Statement (Form S-11 No. 333-10635) and related Prospectus of Apple Residential Income Trust, Inc., for the registration of 25,166,666.67 shares of its common stock.


                                                               Ernst & Young LLP



Richmond, Virginia
July 31, 1997